Exhibit 99.2

WT Earning 2023 First April 27, 202 W s Release Supplemental Materials Quarter Financial Results 3 wtwco.com © 2023 WTW. All rights reserved.

wtwco.com © 2023 WTW. All rights reserved. WTW Forward - Looking Statements This document contains ‘forward - looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward - looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events, or developments that we expect or anticipate may occur in the future, including such things as our outlook, the potential impact of natural or man - made disasters like health pandemics and other world health crises on; future capital expenditures; ongoing working capital efforts; future share repurchases; financial results (including our revenue, costs, or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies and acquisitions and dispositions, including our completed sale of Willis Re to Arthur J. Gallagher & Co. (‘Gallagher’) and transitional arrangements related thereto; demand for our services and competitive strengths; strategic goals; the benefits of new initiatives; growth of our business and operations; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; our ability to implement and realize anticipated benefits of any cost - savings initiatives including the multi - year operational Transformation program; and plans and references to future successes, including our future financial and operating results, short - term and long - term financial goals, plans, objectives, expectations and intentions are forward - looking statements including with respect to free cash flow generation, adjusted net revenue, adjusted operating margin, and adjusted earnings per share. Also, when we use words such as ‘may,’ ‘will,’ ‘would,’ ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘expect,’ ‘intend,’ ‘plan,’ ‘continues,’ ‘seek,’ ‘target,’ ‘goal,’ ‘focus,’ ‘probably,’ or similar expressions, we are making forward - looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. All forward - looking disclosure is speculative by its nature. There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward - looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize anticipated benefits of our growth strategy; our ability to achieve our short - term and long - term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic (including a possible recession), business and political conditions, including changes in the financial markets, inflation, credit availability, increased interest rates and trade policies; the risks to our short - term and long - term financial goals from any of the risks or uncertainties set forth herein; the risks to our business, financial condition, results of operations, and long - term goals that may be materially adversely affected by any negative impact on the global economy and capital markets resulting from or relating to inflation, the military conflict between Russia and Ukraine or any other geopolitical tensions and the withdrawal from our high margin businesses in Russia and our ability to achieve cost - mitigation measures; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of natural or man - made disasters like health pandemics and other world health crises, such as the COVID - 19 pandemic, including supply chain, workforce availability, vaccination rates, and other impacts on the people and businesses in jurisdictions where we do business, on the demand for our products and services, our cash flows and our business operations; material interruptions to or loss of our information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems and related risks of cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy and cybersecurity; the risks relating to the transitional arrangements in effect subsequent to our now - completed sale of Willis Re to Gallagher; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non - recurring revenue increases from disposals and book - of - business sales; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions, including and our ability to integrate or manage such acquired businesses, as well as identify and successfully execute on opportunities for strategic collaboration; our ability to integrate direct - to - consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the ongoing impact of Brexit on our business and operations, including as a result of updated regulatory guidance, such as that issued by the European Insurance and Occupational Pensions Authority on February 3, 2023, ongoing efforts and resources allocated to the post - Brexit evolution of regulations and laws and the need to relocate talent or roles or both between or within the E.U. and the U.K., or otherwise; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the impact of the impending cessation of the London Interbank Offered Rate; our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third - party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, including the impact of foreign currency exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations (such as sanctions imposed on Russia) and related counter - sanctions; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare and any legislative actions from the current U.S. Congress, and any other changes and developments in legal, economic, business or operational conditions impacting our Medicare benefits businesses such as TRANZACT; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations, and its effect on adjusted earnings per share; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including those that impact our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; risks relating to or arising from environmental, social and governance (‘ESG’) practices; fluctuation in revenue against our relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10 - K, and our subsequent filings with the SEC. Copies are available online at www.sec.gov or www.wtwco.com. Although we believe that the assumptions underlying our forward - looking statements are reasonable, any of these assumptions, and therefore also the forward - looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward - looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward - looking statements speak only as of the date made, and we will not update these forward - looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward - looking events discussed in this document may not occur, and we caution you against unduly relying on these forward - looking statements. 2

WTW Non - GAAP Measures wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 3 In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non - GAAP measures.

Strategy and Operating Performance wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 4

Continued to return value to shareholders, repurchasing $104M of shares in Q1 - 23 Remain focused on delivering 2024 financial targets: MSD Organic revenue growth 1 , Adj. op. margin 1 of 23 - 24% and Adj. EPS 1 of $17.50 - $20.50 Delivered strong organic growth 1 of 8% in Q1 - 23 and Adjusted EPS 1 growth of 7% for Q1 - 23 Continued to make significant progress on strategic priorities Realized $75M of incremental annualized savings in Q1 - 23, bringing the total to $224M since Transformation Program inception Key Takeaways 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 5

Q1 2023 GAAP Financial Results Key figures wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 6 Three months ended March 31, $USD million, except EPS and % Change 2022 2023 4% $2,160 $2,244 Revenue 59% $179 $285 Income from operations 440 bps 8.3% 12.7% Operating margin % 65% $125 $206 Net income 83% $1.03 $1.88 Diluted earnings per share 538% $21 $134 Net cash from operating activities

Q1 2023 Key Figures, Including Non - GAAP Financial Results Solid operating performance Total Revenue +8% Q1 2023 Organic +2% Q1 2022 Organic Adjusted Diluted EPS 1 Q1 2023 Results Adjusted Operating Margin 1 Transformation Program $224M of run rate savings since inception Free Cash Flow 1 $2.2B Q1 2023 $2.84 Q1 2023 $2.66 Q1 2022 $92M Q1 2023 +7% Q1 2023 18.6% +140 bps Q1 2023 Q1 2023 17.2% Q1 2022 $102M Q1 - 23 v. Q1 - 22 wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 7 - $10M Q1 2022 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations.

Our Strategic Priorities: Grow, Simplify, Transform Focus on the execution on our strategy and the generation of outstanding value creation for all shareholders Adjusted Operating Margin Cost Savings $9.9B+ 23 - 24% $17.50 - $20.50 $360M+ • Grow: Invest to grow at or above market in chosen areas • Simplify: Increase agility; do the basics well • Transform: Enhance client and colleague experience through operational excellence FY 2024 Financial Targets 1 Revenue Adjusted EPS 2 FCF 3 1 Reflects the Company’s current beliefs and expectations as of April 27, 2023 and are subject to significant risks and uncertainties. Also includes Non - GAAP financial measures. We do not reconcile forward - looking Non - GAAP measures for reasons explained in the appendix. 2 As a reminder, full - year 2023 pension income is expected to be about $112 million. If this level of pension income were to remain consistent in 2024, it would pose a significant headwind to our 2024 adjusted EPS target. Pension income, which is sensitive to macroeconomic conditions, is remeasured at year - end. Accordingly, we will provide additional guidance on our 2024 pension income expectations and its impact to the adjusted EPS target when we release Q4 2023 earnings results. 3 Refer to Appendix 2 for more information on Free Cash Flow Outlook. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 8 Continual improvement

Recent Progress Against Strategic Priorities Grow Simplify Transform x Focused on growth opportunities in core and high - growth markets x Launched strategic partnerships giving customers a more efficient experience wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 9 x Expanded offerings for companies to deliver competitive retirement benefits x New talent contributing to performance x Expect client pipeline momentum to continue x Re - segmentation and corporate rebrand improving sales and retention outcomes x Realized $75M of incremental annualized savings in Q1 - 23 and $224M since inception x Repurchased 432k shares for $104M in 1Q23

Delivering superior advice, broking and solutions in the areas of people, risk and capital We Have a Portfolio of Leading Businesses in Attractive Markets We have: A distinctive mix of complementary businesses • Accomplished and aspiring talent • Collaborative client - first culture • Sophisticated data and analytics • Powerful tools A strong balance sheet and significant financial flexibility ~35 M individuals use our platforms to access benefits and insurance wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 10

Segment Overview: Health, Wealth, & Career[1]

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

2022 Revenue



BD&O 34%
Health 24%
Wealth 30%
Career 12%

Revenue ($M)



$4,586
$4,895
$5,268
$5,287
2019
2020
2021
2022

Operating Income ($M)



$1,149
$1,236
$1,346
$1,382
2019
2020
2021
2022

Operating Margin %



25.0%
25.2%
25.6%
26.1%
2019
2020
2021
2022

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.

wtwco.com
© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

11

Segment Overview: Risk & Broking[1]

Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations

Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capita and improve performance

2022 Revenue



ICT
11%
CRB
89%

Revenue ($M)



$3,282
$3,316
$3,564
$3,460
2019
2020
2021
2022

Operating Income ($M)



$650
$714
$835
$734
2019
2020
2021
2022

Operating Margin %



19.8%
21.6%
23.4%
21.2%
2019
2020
2021
2022

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.

wtwco.com

© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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Value Creation Framework wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 13 1. Seek profitable growth through innovation in attractive markets 2. Target superior shareholder returns through buybacks and prudent investments 3. Defensive business model with historically lower volatility than other financial services subsectors 4. Accelerate operational transformation, resulting in meaningful margin improvements 5. Experienced, diverse management and global leadership team focused on achieving targets

Financial Review wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 14

Quarterly Segment Performance: Health, Wealth & Career

Segment Highlights

- For the quarter, HWC grew 6% organically, with Health leading the segment.
  - Health organic revenue growth was driven by increased project activity in North America and the continued expansion of our client portfolio in International.
  - BD&O generated organic revenue growth through new clients and compliance project work in Outsourcing and higher volumes and placements of Medicare Advantage and Life policies in Individual Marketplace.
  - Wealth generated organic revenue growth from higher levels of Retirement work in Europe and North America, including compliance and de-risking projects along with new client acquisitions.
  - Career grew revenue organically through increased demand for Advisory services and increases in data and software license sales.
- Operating income was $309M in the quarter, an increase of 20% from the prior year. Operating margin increased 330 bps from the prior year to 24.0% primarily from higher operating leverage.

1 Signifies Non-GAAP financial measure. See appendix for Non-GAAP reconciliations.

Revenue ($M)



$1,287
$1,244
Q1-23
Q1-22

Adjusted Operating Margin



24.0%
20.7%
Q1-23
Q1-22

Organic Revenue Growth[1]	Q1-23	Q1-22
Health	8%	6%
Wealth	4%	1%
Career	4%	7%
Benefits Delivery & Outsourcing (BD&O)	7%	(2)%
Health, Wealth & Career	**6%**	**2%**

wtwco.com
© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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Segment Highlights • For the quarter, R&B grew 10% organically. – CRB generated excellent organic revenue growth across all geographies, primarily driven by new business and increased retention in our global lines of business, most notably in Aerospace, Financial Solutions and Natural Resources. – ICT had organic revenue growth primarily from software sales. • Operating income of $180M in the quarter declined by 6%. • Operating margin contracted by 170 bps primarily reflecting headwinds from investments in talent. Segment Performance: Risk & Broking Revenue ($M) $904 $891 Q1 - 23 Q1 - 22 Adjusted Operating Margin 19.9% 21.6% Q1 - 23 Q1 - 22 Q1 - 22 Q1 - 23 Organic Revenue Growth 1 (1)% 10% Corporate Risk & Broking (CRB) 9% 7% Insurance Consulting & Technology (ICT) 0% 10% Risk & Broking 1 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 16

Continued Progress on Transformation Program

On track to generate $360M+ of annualized savings through 2024

Costs to Achieve ($ millions)	Q1 2023	Cumulative From Inception	Total Transformation
Real Estate Rationalization	$3	$101	
Technology Modernization	$15	$70	
Process Optimization	$26	$118	
Other	$4	$20	
Total Restructuring / Transformation Costs	**$48**	**$309**	**~$630**
Total Capital Expenditures	**$19**	**$55**	**~$270**
Total Costs to Achieve	**$67**	**$364**	**~$900**
Annualized Run-Rate Savings	**$75**	**$224**	**$360+**

Delivering on our financial commitments

- Delivering **$360M+ run-rate savings to contribute 360 bps of margin improvement**, while investing for growth
- Realized **$75M of incremental annualized savings in Q1-23** and **$224M of annualized savings** since program inception
- In Q1-23, we incurred **$48M of restructuring / transformation related charges**
- **$19M of capital expenditures** for the quarter
- Cumulative total investment (OpEx + CapEx) to date is **$364M representing ~40%** of expected total one-time program costs

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 17

Maintaining a Flexible Balance Sheet wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 18 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. Mar 31, 2023 Dec 31, 2022 ($ millions) 1,135 1,262 Cash and Cash Equivalents 4,722 4,721 Total Debt 1 10,176 10,093 Total Equity 2.0x 2.0x Debt to Adj. EBITDA 2 Trailing 12 - month Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and successfully reduced our leverage profile

Executing Against a Balanced Capital Allocation Strategy CASH RETURNED TO SHAREHOLDERS $ 9.4 B FY2016 to FY2023 MEANINGFUL DIVIDEND GROWTH + 8 % Cash dividend growth $191 $104 $87 $277 2017 $199 2016 $709 $306 2018 $1,627 $374 2021 $369 2022 $3,899 $595 $396 $986 $908 $602 $479 $150 $329 2019 $346 $346 2020 $2,001 $3,530 Share repurchases Dividends 0.82 0.84 2019 2016 2021 $0.60 2020 2017 2018 2022 2023 $0.48 $0.53 $0.65 $0.71 $0.80 +8% 7 years CAGR Quarterly cash dividend per share wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 19 Capital Allocation Priorities • Reinvest in capabilities, businesses, and processes • Invest in innovation, technology, and new business • Return excess cash to shareholders through share repurchases and dividends • Strengthen balance sheet and liquidity • Sustain dividends and payout ratio • Business portfolio management • Pursue opportunistic tuck - in and bolt - on M&A to strengthen capabilities Q1 - 23 Highlights • Repurchased $104 million of shares during the quarter • Paid quarterly cash dividend of $0.84 per common share 2023

2023 Financial Targets 1 Expect to deliver adjusted operating margin expansion for full year 2023 FY2023 Adjusted Margin Improvement Expect approximately $0.05 headwind on Adj. EPS at today’s rates, up from $0.01 previously FY2023 Foreign Currency Impact on Adjusted EPS Expect approximately $112 million in non - cash pension income FY2023 Other Income Expect to deliver approximately $100M of incremental run - rate savings FY2023 Transformation Program Expect to deliver mid - single digit organic revenue growth FY2023 Revenue Growth 1 Reflects the Company’s current beliefs and expectations as of April 27, 2023 and are subject to significant risks and uncertainties. Also includes Non - GAAP financial measures. We do not reconcile forward - looking Non - GAAP measures for reasons explained in the appendix. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 20

Appendix 1: Reconciliation of Non - GAAP Measures wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 21

Constant Currency and Organic Revenue Change As reported, USD millions except % Components of Revenue Change (i) Less: Less: Organic Acquisitions/ Constant Currency Currency As Reported Three Months Ended March 31, Change Divestitures Change Impact % Change 2022 2023 6% 0% 6% (3)% 3% 1,244 $ 1,287 $ Health, Wealth & Career 10% (5)% 5% (4)% 1% 891 904 Risk & Broking 8% (2)% 6% (3)% 3% 2,135 2,191 Segment Revenue 25 53 Divested businesses and other 8% (1)% 7% (3)% 4% 2,160 $ 2,244 $ Revenue (i) Components of revenue change may not add due to rounding wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 22

Adjusted Op Income and Margin, Adj. EBITDA and Margin As reported, USD millions except % Three Months Ended March 31, 2022 2023% 8.3 179 $ % 12.7 285 $ Income from operations Adjusted for certain items: 81 — Impairment 85 71 Amortization 6 3 Restructuring costs 20 59 Transaction and transformation % 17.2 371 $ % 18.6 418 $ Adjusted operating income Three Months Ended March 31, 2022 2023% 5.8 125 $ % 9.2 206 $ Net Income ) (11 — Income from discontinued operations, net of tax 43 50 Provision for income taxes 49 54 Interest expense 81 — Impairment 66 60 Depreciation 85 71 Amortization 6 3 Restructuring costs 20 59 Transaction and transformation 54 — Loss on disposal of operations % 24.0 518 $ % 22.4 503 $ Adjusted EBITDA and Adjusted EBITDA Margin wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 23

Adjusted Net Income and Adjusted Diluted EPS As reported, USD millions except % ) wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 24 ) ) ) Three Months Ended March 31, 2022 2023 122 $ 203 $ Net Income attributable to WTW Adjusted for certain items: (11 — Income from discontinued operations, net of tax 81 — Impairment 85 71 Amortization 6 3 Restructuring costs 20 59 Transaction and transformation 54 — Loss on disposal of operations (42) (34 Tax effect on certain items listed above (i) — 4 Tax effect of internal reorganizations 315 $ 306 $ Adjusted Net Income 118 108 Weighted - average shares of common stock, diluted 1.03 $ 1.88 $ Diluted Earnings Per Share Adjusted for certain items: (ii) (0.09 — Income from discontinued operations, net of tax 0.68 — Impairment 0.72 0.66 Amortization 0.05 0.03 Restructuring costs 0.17 0.55 Transaction and transformation 0.46 — Loss on disposal of operations (0.36) (0.32 Tax effect on certain items listed above (i) — 0.04 Tax effect of internal reorganizations 2.66 $ 2.84 $ Adjusted Diluted Earnings Per Share (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding.

Adjusted Income Before Taxes, Adjusted Income Tax Rate and Free Cash Flow As reported, USD millions except % Three Months Ended March 31, 2022 2023 157 $ 256 $ Income from continuing operations before income taxes Adjusted for certain items: 81 — Impairment 85 71 Amortization 6 3 Restructuring costs 20 59 Transaction and transformation 54 — Loss on disposal of operations 403 $ 389 $ Adjusted income before taxes 43 $ 50 $ Provision for income taxes 42 34 Tax effect on certain items listed above (i) — (4) Tax effect of internal reorganizations 85 $ 80 $ Adjusted income taxes 27.5% 19.5% U.S. GAAP tax rate 21.1% 20.5% Adjusted income tax rate Three Months Ended March 31, 2022 2023 21 $ 134 $ Cash flows from operating activities (31) (42) Less: Additions to fixed assets and software for internal use (10) $ 92 $ Free Cash Flow (i) The tax effect was calculated using an effective tax rate for each item. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 25

Appendix 2: Updated Free Cash Flow Outlook wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 26

Updated Free Cash Flow Outlook wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 27 As part of our strategic plan, we set a target for three - year cumulative Free Cash Flow (“FCF”). This target reflected our goal to substantially improve FCF generation. We recognized that there were – and still are – substantial FCF improvement opportunities for WTW achievable across various time horizons, with many of the larger opportunities expected to play out over multiple years. However, we have now concluded that the paths to realizing these long - term improvement opportunities will likely take us beyond the end of 2024. As a result, WTW is modifying its target of generating $4.3B - $5.3B in cumulative FCF between 2022 and 2024. Over the near term, we expect FCF as a percentage of revenue to meaningfully improve from the prior - year base of 8%, primarily reflecting the absence of the one - time headwinds experienced last year, partially offset by the acceleration and expansion of our Transformation program. Over the long - term, we expect continual improvement towards peers’ free cash flow margins.

About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 28